Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Cal Dive International, Inc. et al (1)		Case No. 15-10458 (CSS)
Reporting Period: 5/1/15 - 5/31/15

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Quinn J. Hébert	6/30/2015
Signature of Authorized Individual	Date

Quinn J. Hébert	President, CEO and CFO
Printed Name of Authorized Individual	Title of Authorized Individual

Notes:
(1) The Debtors are Cal Dive International, Inc. 15-10458, Cal Dive Offshore Contractors, Inc. 15-10459,  Affiliated Marine Contractors, Inc. 15-10460, Fleet Pipeline Services, Inc. 15-10461, CDI Renewables, LLC 15-10462 and Gulf Offshore Construction, Inc. 15-10463.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Cal Dive International, Inc. et al (1)	Case No. 15-10458 (CSS)

Reporting Period: 5/1/15 - 5/31/15

General Notes

Debtor‐in‐Possession Financial Statements – The financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the  United States of America ("U.S. GAAP") in all material respects. In addition, the financial statements and supplemental information contained herein represent the financial information for the Debtors only and exclude certain Non‐Debtor  subsidiaries(1).

American Institute of Certified Public Accountants Statement of Position 90‐7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90‐7"), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors' financial statements contained herein have been prepared in accordance with the guidance in SOP 90‐7. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position, and cash  flows of the Debtors in the future.

Intercompany Transactions – Receivables and payables between the Debtors and Non‐Debtors have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under applicable provisions of the Bankruptcy Code. The determination of  how liabilities will ultimately be settled and treated cannot be made at this time.  Accordingly, the ultimate amount of  such liabilities is not determinable at this time. SOP 90‐7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject to Compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured  status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued  reconciliation or other events.  The existing senior secured, super-priority Debtor-In-Possession obligations have not  been classified as Liabilities Subject to Compromise.

Bank Account Reconciliations & Cash Disbursement Journals - The Debtors affirm that bank reconciliations are  prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Post-Petition Taxes - The Debtors affirm that all necessary federal, state and local tax returns have been filed and all required post petition tax payments in connection therewith have been made on a timely basis.

Notes:
(1) The Debtors are Cal Dive International, Inc. 15-10458, Cal Dive Offshore Contractors, Inc. 15-10459,   Affiliated Marine Contractors, Inc. 15-10460, Fleet Pipeline Services, Inc. 15-10461, CDI Renewables, LLC 15-10462  and Gulf Offshore Construction, Inc. 15-10463.

In re: Cal Dive International, Inc.						Case No. 15-10458
Debtor						Reporting Period: 5/1/15 - 5/31/15
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$ 4,713,725	$ -	$ -	$ -	$ 4,713,725	$ -	$ 167,935	$ -

RECEIPTS
CASH SALES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	2,140,942	-
DIP BORROWINGS	-	-	-	-	-	-	114,500,000	-
SALE OF ASSETS	-	-	-	-	-	-	-	-
OTHER	43,442	-	-	-	43,442	-	162,619	-
TRANSFERS FROM DEBTORS	6,565,704	-	-	-	6,565,704	-	24,467,793	-
TRANSFERS FROM NON DEBTORS	-	-	-	-	-	-	-	-

TOTAL RECEIPTS	$ 6,609,146	$ -	$ -	$ -	$ 6,609,146	$ -	$ 141,271,354	$ -

DISBURSEMENTS
DIP REPAYMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,500,000	$ -
PREPETITION 1ST LIEN FACILITY REPAYMENT	-	-	-	-	-	-	99,800,000	-
INSURANCE	514,411	-	-	-	514,411	-	1,039,721	-	(1)
EMPLOYEE AND BENEFITS	188,743	-	-	-	188,743	-	524,715	-
CLOSING FEES	-	-	-	-	-	-	3,895,553	-	(2)
OTHER	5,328	-	-	-	5,328	-	16,342	-	(3)
TRANSFERS TO DEBTORS	7,209,698	-	-	-	7,209,698	-	31,258,267	-
TRANSFERS TO NON DEBTORS	-	-	-	-	-	-	-	-
PROFESSIONAL FEES	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	$ 7,918,180	$ -	$ -	$ -	$ 7,918,180	$ -	$ 138,034,598	$ -

NET CASH FLOW	$ (1,309,034)	$ -	$ -	$ -	$ (1,309,034)	$ -	$ 3,236,756	$ -
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ 3,404,691	$ -	$ -	$ -	$ 3,404,691	$ -	$ 3,404,691	$ -

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS								$ 7,918,180
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								7,209,698
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								$ 708,482

Notes:
(1) Monthly installment relating to the company's general insurance policy.

(2) Fees associated with the closing of the DIP Credit Agreement and interest accrued on the prepetition first lien facility.

(3) Commercial Banking Fees.

In re: Cal Dive Offshore Contractors, Inc.						Case No. 15-10459
Debtor						Reporting Period: 5/1/15 - 5/31/15
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$ (785,977)	$ (54,184)	$ -	$ -	$ (840,161)	$ -	$ (28,153)	$ -

RECEIPTS
CASH SALES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
ACCOUNTS RECEIVABLE	1,291,117	-	-	-	1,291,117	-	2,233,856	-
NOTE RECEIVABLE	679,985	-	-	-	679,985	-	679,985	-
SALE OF ASSETS	-	-	-	-	-	-	108,750	-	(1)
OTHER	264,481	-	-	-	264,481	-	648,837	-
TRANSFERS FROM DEBTORS	5,109,694	2,100,004	-	-	7,209,698	-	31,258,267	-
TRANSFERS FROM NON DEBTORS	7,818,593	-	-	-	7,818,593	-	26,842,758	-

TOTAL RECEIPTS	$ 15,163,870	$ 2,100,004	$ -	$ -	$ 17,263,874	$ -	$ 61,772,453	$ -

DISBURSEMENTS
NET PAYROLL	$ -	$ 1,519,731	$ -	$ -	$ 1,519,731	$ -	$ 4,944,785	$ -
PAYROLL TAXES	-	546,936	-	-	546,936	-	2,485,140	-
SALES, USE, & OTHER TAXES	72,000	-	-	-	72,000	-	72,000	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-
SECURED/ RENTAL/ LEASES	205,786	-	-	-	205,786	-	533,214	-
INSURANCE	118,613	-	-	-	118,613	-	589,400	-
EMPLOYEE and BENEFITS	315,662	-	-	-	315,662	-	1,307,520	-
SELLING		-	-	-	-	-	-	-
OTHER	2,926,761	-	-	-	2,926,761	-	12,264,787	-
TRANSFERS TO DEBTORS	6,565,704	-	-	-	6,565,704	-	24,467,793	-
TRANSFERS TO NON DEBTORS	3,419,714	-	-	-	3,419,714	-	14,045,675	-
PROFESSIONAL FEES	968,062	-	-	-	968,062	-	1,224,943	-	(2)
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	44,300	-
COURT COSTS	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	$ 14,592,302	$ 2,066,667	$ -	$ -	$ 16,658,969	$ -	$ 61,979,557	$ -

NET CASH FLOW	$ 571,568	$ 33,337	$ -	$ -	$ 604,905	$ -	$ (207,104)	$ -
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ (214,409)	$ (20,847)	$ -	$ -	$ (235,256)	$ -	$ (235,257)	$ -	(3)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS								$ 16,658,969
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								6,565,704
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								$ 10,093,265

Notes:
(1) Miscellaneous asset sales.

(2) Cumulative payments $1,224,943 includes a $7,476 check issued to Jones Walker in April but voided in June. Refer to Schedule of Professional Fees MOR-1 (b).

(3) The Operating and Checking and Payroll Accounts of Cal Dive Offshore Contractors, Inc. are zero balance accounts and are funded by the Holding Account of
Cal Dive International, Inc. The negative cash balance represents outstanding checks written on the accounts which will be funded by the Holding Account.

In re: Affiliated Marine Contractors, Inc.						Case No. 15-10460
In re: Fleet Pipeline Services, Inc.						Case No. 15-10461
In re: CDI Renewables, LLC						Case No. 15-10462
Debtor						Reporting Period: 5/1/15 - 5/31/15
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
NO BANK ACCOUNTS OR CASH ACTIVITY FOR THESE DEBTORS

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

RECEIPTS
CASH SALES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-	-	-
OTHER	-	-	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-	-	-

TOTAL RECEIPTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

DISBURSEMENTS
NET PAYROLL	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
PAYROLL TAXES	-	-	-	-	-	-	-	-
SALES, USE, & OTHER TAXES	-	-	-	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-
SECURED/ RENTAL/ LEASES	-	-	-	-	-	-	-	-
INSURANCE	-	-	-	-	-	-	-	-
EMPLOYEE and BENEFITS	-	-	-	-	-	-	-	-
SELLING	-	-	-	-	-	-	-	-
OTHER	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	-	-	-	-
PROFESSIONAL FEES	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS								$ -
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								$ -
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								$ -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								$ -

In re: Gulf Offshore Construction, Inc.						Case No. 15-10463
Debtor						Reporting Period: 5/1/15 - 5/31/15
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$ 10	$ -	$ -	$ -	$ 10	$ -	$ 10	$ -

RECEIPTS
CASH SALES	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-	-	-
OTHER	-	-	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-	-	-

TOTAL RECEIPTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

DISBURSEMENTS
NET PAYROLL	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
PAYROLL TAXES	-	-	-	-	-	-	-	-
SALES, USE, & OTHER TAXES	-	-	-	-	-	-	-	-
INVENTORY PURCHASES	-	-	-	-	-	-	-	-
SECURED/ RENTAL/ LEASES	-	-	-	-	-	-	-	-
INSURANCE	-	-	-	-	-	-	-	-
EMPLOYEE and BENEFITS	-	-	-	-	-	-	-	-
SELLING	-	-	-	-	-	-	-	-
OTHER	-	-	-	-	-	-	-	-
TRANSFERS (TO DIP ACCTS)	-	-	-	-	-	-	-	-
PROFESSIONAL FEES	-	-	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

NET CASH FLOW	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$ 10	$ -	$ -	$ -	$ 10	$ -	$ 10	$ -

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS								$ -
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								$ -

In re: Cal Dive International, Inc.			Case No. 15-10458
In re: Cal Dive Offshore Contractors, Inc.			Case No. 15-10459
In re: Affiliated Marine Contractors, Inc.			Case No. 15-10460
In re: Fleet Pipeline Services, Inc.			Case No. 15-10461
In re: CDI Renewables, LLC			Case No. 15-10462
In re: Gulf Offshore Construction, Inc.			Case No. 15-10463
Debtor			Reporting Period: 5/1/15 - 5/31/15

BANK ACCOUNT INFORMATION
Continuation Sheet for MOR-1

Legal Entity	Bank	Bank Account	Bank Balance
Cal Dive International, Inc.	Amegy	xxxx3955	$ 3,240,018
Cal Dive International, Inc.	Amegy	xxxx8884	$ 50,213	(1)
Cal Dive International, Inc.	Wells Fargo	xxxx5186	$ 100,000
Cal Dive International, Inc.	Wells Fargo	xxxx8915	$ 14,461
$ 3,404,691

Cal Dive Offshore Contractors, Inc.	Amegy	xxxx5492	$ -
Cal Dive Offshore Contractors, Inc.	Amegy	xxxx7557	$ -
Cal Dive Offshore Contractors, Inc.	Amegy	xxxx5876	$ -
			$ -	(2)

Affiliated Marine Contractors	N/A	N/A	N/A

Fleet Pipeline Services, Inc.	N/A	N/A	N/A

CDI Renewables, LLC	N/A	N/A	N/A

Gulf Offshore Construction, Inc.	Amegy	xxxx9900	$ 10
$ 10

Notes:
(1)  Utility deposit account established per Final Order (I) Prohibiting Utilities from Altering, Refusing, or Discontinuing Service; (II) Approving Debtors' Proposed Form of Adequate Assurance of Payment to Utilities; and (III) Establishing Procedures for Resolving Objections to Debtors' Proposed Form of Adequate Assurance (D.I. 161).

(2) Cal Dive Offshore Contractors, Inc. accounts are zero balance accounts.

In re: Cal Dive International, Inc.	Case No. 15-10458
In re: Cal Dive Offshore Contractors, Inc.	Case No. 15-10459
In re: Affiliated Marine Contractors, Inc.	Case No. 15-10460
In re: Fleet Pipeline Services, Inc.	Case No. 15-10461
In re: CDI Renewables, LLC	Case No. 15-10462
In re: Gulf Offshore Construction, Inc.	Case No. 15-10463
Debtor	Reporting Period: 5/1/15 - 5/31/15

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID - CASH BASIS ONLY (1)
This schedule includes all retained professional payments from case inception to current month.

Payee	Service	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
					Number	Date	Fees	Expenses	Fees	Expenses
CARL MARKS ADVISORY GROUP LLC	Crisis Managers & C.R.O.	4/1/15 - 4/30/15	$ 315,000	Cal Dive Offshore Contractors, Inc.	12947	5/28/2015	$ 315,000	$ -	$ 553,226	$ -
CARL MARKS ADVISORY GROUP LLC	Crisis Managers & C.R.O.	3/13/15 - 5/2/15	$ 63,508	Cal Dive Offshore Contractors, Inc.	12947	5/28/2015	$ -	$ 63,508	$ -	$ 74,687

JONES,WALKER,WAECHTR, POITEVENT, CARRERE & DENEGRE LLP	Corporate Counsel		$ -	Cal Dive Offshore Contractors, Inc.			$ -	$ -	$ 6,831	$ 645	(2)

KURTZMAN CARSON CONSULTANTS LLC	Claims, noticing, and administrative agent						$ -	$ -	$ -	$ -

O'MELVENY & MYERS LLP	Debtors' Co-Counsel	March 2015	$ 446,386	Cal Dive Offshore Contractors, Inc.	12946	5/28/2015	$ 431,698	$ 14,688	$ 431,698	$ 14,688

RICHARDS, LAYTON & FINGER P A	Debtors' Co-Counsel	March 2015	$ 143,168	Cal Dive Offshore Contractors, Inc.	12945	5/28/2015	$ 119,132	$ 24,036	$ 119,132	$ 24,036

							$ 865,830	$ 102,232	$ 1,110,887	$ 114,056

Notes:
(1) This schedule includes only professional firms retained by debtors' estate and schedule is on a cash basis only.
      The Debtors will report compensation paid to ordinary course professionals within 30 days after the conclusion of each fiscal quarter, per the terms of the Court's order authorizing retention of ordinary course professionals [D.I. 197].

(2) The check for this payment ($7,476) was voided in June accounting records pending the filing and court approval of Jones Walker's fee application. A credit removing the payment will be reflected in June MORs.

In re: Cal Dive International, Inc.	Case No. 15-10458
Debtor	Reporting Period: 5/1/15 - 5/31/15

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is prepared on an accrual basis.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	-	-
Net Revenue	$ -	$ -
COST OF SALES
Direct Costs	-	-
Operations Support	-	-
Gross Profit (Loss)	$ -	$ -
OPERATING EXPENSES
General and administrative expenses	5,532	35,062
Other items	-	-
Provision for doubtful accounts	-	-
Asset impairment	-	-
(Gain) loss on sale of assets, net	-	-
Operating Profit (Loss)	$ (5,532)	$ (35,062)
OTHER INCOME AND EXPENSES
Interest expense, net	3,353,445	10,042,794
Loss on early extinguishment of debt	-	349,747
Other (income) & expense, net	-	-
Profit (Loss) before income taxes	$ (3,358,977)	$ (10,427,603)
INCOME TAXES
Income tax (benefit) expense	(1,279,700)	(2,458,425)	(1)
Net Profit (Loss)	$ (2,079,277)	$ (7,969,178)

Notes:
(1) Cumulative income tax benefit includes the year-to-date effect of a May 2015 revision to the 2015 estimated United States effective tax rate. $2,576,606 of the tax benefit relates to prepetition losses.

In re: Cal Dive Offshore Contractors, Inc.	Case No. 15-10459
Debtor	Reporting Period: 5/1/15 - 5/31/15

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is prepared on an accrual basis.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	7,122,295	10,839,164	(1)
Net Revenue	$ 7,122,295	$ 10,839,164
COST OF SALES
Direct Costs	6,415,983	14,860,472
Operations Support	691,554	1,607,961
Gross Profit (Loss)	$ 14,759	$ (5,629,268)
OPERATING EXPENSES
General and administrative expenses	1,826,136	5,460,113
Other items	-	-
Provision for doubtful accounts	-	-
Asset impairment	-	-
(Gain) loss on sale of assets, net	118,953	46,203
Operating Profit (Loss)	$ (1,930,330)	$ (11,135,584)
OTHER INCOME AND EXPENSES
Interest expense, net	4,546	13,289
Loss on early extinguishment of debt	-	-
Other (income) & expense, net	4,243,296	8,302,683	(2)
Profit (Loss) before income taxes	$ (6,178,172)	$ (19,451,555)
INCOME TAXES
Income tax (benefit) expense	-	(50,000)
Net Profit (Loss)	$ (6,178,172)	$ (19,401,555)

Notes:
(1) Current month revenue includes vessel charter fees billed to affiliated debtor Affiliated Marine Contractors, Inc. for:
      (i) February 2015 - $715,679
      (ii) March 2015 - ($109,780)
      (iii) April 2015 - $1,698,411
      (iv) May 2015 - $2,026,873
and management fees billed to non-debtor affiliates HOC Offshore S. de R.L. de C.V. and Cal Dive Offshore International, Ltd. for:
      (i) January 2015 - $328,334
      (ii) February 2015 - $328,333
      (ii) March 2015 - $328,333
      (iv) April 2015 - $328,333
      (v) May 2015 - $328,333

(2) Includes $7.2 million in Cumulative Filing to Date professional fees associated with the bankruptcy.

In re: Affiliated Marine Contractors, Inc.	Case No. 15-10460
Debtor	Reporting Period: 5/1/15 - 5/31/15

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is prepared on an accrual basis.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	4,812,425	4,812,425	(1)
Net Revenue	$ 4,812,425	$ 4,812,425
COST OF SALES
Direct Costs	4,331,183	4,331,183	(2)
Operations Support	-	-
Gross Profit (Loss)	$ 481,242	$ 481,242
OPERATING EXPENSES
General and administrative expenses	-	-
Other items	-	-
Provision for doubtful accounts	-	-
Asset impairment	-	-
(Gain) loss on sale of assets, net	-	-
Operating Profit (Loss)	$ 481,242	$ 481,242
OTHER INCOME AND EXPENSES
Interest expense, net	-	-
Loss on early extinguishment of debt	-	-
Other (income) & expense, net	-	-
Profit (Loss) before income taxes	$ 481,242	$ 481,242
INCOME TAXES
Income tax (benefit) expense	481,242	481,242	(3)
Net Profit (Loss)	$ -	$ -

Notes:
(1) Current month revenue includes vessel charter fees billed to non-debtor affiliate HOC Offshore S. de R.L. de C.V. for:
      (i) February 2015 - $795,199
      (ii) March 2015 - ($121,978)
      (iii) April 2015 - $1,887,123
      (iv) May 2015 - $2,252,081

(2) Current month direct costs includes vessel charter fees from affiliated debtor Cal Dive Offshore Contractors, Inc. for:
      (i) February 2015 - $715,679
      (ii) March 2015 - ($109,780)
      (iii) April 2015 - $1,698,411
      (iv) May 2015 - $2,026,873

(3) Current month taxes represent foreign withholding tax on charter hire and includes February 2015 tax of $79,520, March 2015 tax of ($12,198), April 2015 tax of $188,712 and May 2015 tax of $225,208 related to transactions noted above. Actual payment of the foreign withholding taxes will be paid directly in Mexico by non-debtor affiliate HOC Offshore S. de R.L. de C.V. Therefore the tax liability is not reflected in Affiliated Marine Contractors, Inc. MOR-4.

In re: Fleet Pipeline Services, Inc.	Case No. 15-10461
Debtor	Reporting Period: 5/1/15 - 5/31/15

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is prepared on an accrual basis.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	-	2,351,961
Net Revenue	$ -	$ 2,351,961
COST OF SALES
Direct Costs	-	2,351,961
Operations Support	-	-
Gross Profit (Loss)	$ -	$ -
OPERATING EXPENSES
General and administrative expenses	-	-
Other items	-	-
Provision for doubtful accounts	-	-
Asset impairment	-	-
(Gain) loss on sale of assets, net	-	-
Operating Profit (Loss)	$ -	$ -
OTHER INCOME AND EXPENSES
Interest expense, net	-	-
Loss on early extinguishment of debt	-	-
Other (income) & expense, net	-	-
Profit (Loss) before income taxes	$ -	$ -
INCOME TAXES
Income tax (benefit) expense	-	-
Net Profit (Loss)	$ -	$ -

In re: CDI Renewables, LLC	Case No. 15-10462
Debtor	Reporting Period: 5/1/15 - 5/31/15

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is prepared on an accrual basis.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	-	-
Net Revenue	$ -	$ -
COST OF SALES
Direct Costs	-	-
Operations Support	-	-
Gross Profit (Loss)	$ -	$ -
OPERATING EXPENSES
General and administrative expenses	-	-
Other items	-	-
Provision for doubtful accounts	-	-
Asset impairment	-	-
(Gain) loss on sale of assets, net	-	-
Operating Profit (Loss)	$ -	$ -
OTHER INCOME AND EXPENSES
Interest expense, net	-	-
Loss on early extinguishment of debt	-	-
Other (income) & expense, net	-	-
Profit (Loss) before income taxes	$ -	$ -
INCOME TAXES
Income tax (benefit) expense	-	-
Net Profit (Loss)	$ -	$ -

In re: Gulf Offshore Construction, Inc.	Case No. 15-10463
Debtor	Reporting Period: 5/1/15 - 5/31/15

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is prepared on an accrual basis.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	98,147	722,426
Net Revenue	$ 98,147	$ 722,426
COST OF SALES
Direct Costs	351,907	639,529	(1)
Operations Support	-	-
Gross Profit (Loss)	$ (253,760)	$ 82,897
OPERATING EXPENSES
General and administrative expenses	-	-
Other items	-	-
Provision for doubtful accounts	-	-
Asset impairment	-	-
(Gain) loss on sale of assets, net	-	-
Operating Profit (Loss)	$ (253,760)	$ 82,897
OTHER INCOME AND EXPENSES
Interest expense, net	-	-
Loss on early extinguishment of debt	-	-
Other (income) & expense, net	-	-
Profit (Loss) before income taxes	$ (253,760)	$ 82,897
INCOME TAXES
Income tax (benefit) expense	-	-
Net Profit (Loss)	$ (253,760)	$ 82,897

Notes:
(1) May 2015 cost of sales includes prior period postpetition project costs previously recorded on non-debtor affiliate Cal Dive International, PTE, LTD.
     (i) March 2015 - $61,476.59
     (ii) April 2015 - $200,496.70

In re: Cal Dive International, Inc.	Case No. 15-10458
Debtor	Reporting Period: May 31, 2015
BALANCE SHEET

The Balance Sheet is completed on an accrual basis only. Prepetition liabilities are classified separately from postpetition obligations.

	BOOK VALUE AT END OF
ASSETS	CURRENT REPORTING MONTH
CURRENT ASSETS
Cash and Equivalents	$ 3,404,691
Restricted Cash	4,465,639	(1)
Accounts Receivable Trade	-
Contracts in progress	-
Intercompany receivable, net	196,940,998	(2)
Income tax receivable	-
Deferred income taxes	596,733
Other current assets	6,023,089	(3)
TOTAL CURRENT ASSETS	211,431,150
PROPERTY AND EQUIPMENT
Property and equipment	-
Less - Accumulated depreciation	-
TOTAL PROPERTY & EQUIPMENT	-
OTHER ASSETS
Deferred drydock costs, net	-
Investments in subsidiaries	8,033,919
Other assets, net	92,130	(4)
TOTAL OTHER ASSETS	8,126,049
TOTAL ASSETS	$ 219,557,199

	BOOK VALUE AT END OF
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
Accounts Payable	$ -
Advanced billings on contracts	-
Accrued liabilities	-
Income tax payable	463,395	(5)
Current maturities of long-term debt	113,000,000	(6)
Intercompany payable, net	-
TOTAL CURRENT LIABILITIES	113,463,395
OTHER LIABILITIES
Long-term debt	-
Deferred income taxes	668,224
Other long-term liabilities	-
LIABILITIES NOT SUBJECT TO COMPROMISE	114,131,619
LIABILITIES SUBJECT TO COMPROMISE (Prepetition)
Liabilities subject to compromise	190,342,595	(7)

TOTAL LIABILITIES	304,474,214
OWNER EQUITY
Common stock	985,775
Additional Paid-In Capital	445,737,899
Accumulated other comprehensive loss	11,908
Retained earnings - prepetition	(523,683,419)
Retained earnings - postpetition	(7,969,178)
NET OWNER EQUITY	(84,917,015)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 219,557,199

Notes:
(1)  Represents restricted collateral account held with Bank of America for all proceeds from debtor and non-debtor asset sales. During the month of May 2015 affiliated debtor Cal Dive Offshore Contractors, Inc. entered into a Purchase and Sale Agreement to sell marine vessel The Atlantic on May 1, 2015 and received approval to sell The Atlantic on May 27, 2015 pursuant to the Bankruptcy Court's Order. See MOR-5 footnote (4).

(2) Represents:
Intercompany balance due from (to) debtor affiliate	$ 189,829,310
Intercompany balance due from (to) non-debtor affiliate	7,111,688
Total	$ 196,940,998

(3) $5.7 million of deferred financing costs associated with indebtedness and carried at cost and amortized to interest expense. $0.3 million of current deposits.

(4) Non current deposits.

(5) Represents expected alternative minimum tax payable for fiscal year 2015.

(6) Represents the outstanding borrowings of the Debtor pursuant to the Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated March 3, 2015, as amended.

(7) Comprised of:
Second lien debt, including accrued interest	$ 112,444,429
Convertible notes, net of debt discount, including accrued interest	77,898,166
Total	$ 190,342,595

In re: Cal Dive Offshore Contractors, Inc.	Case No. 15-10459
Debtor	Reporting Period: May 31, 2015

BALANCE SHEET

The Balance Sheet is completed on an accrual basis only. Prepetition liabilities are classified separately from postpetition obligations.

	BOOK VALUE AT END OF
ASSETS	CURRENT REPORTING MONTH
CURRENT ASSETS
Cash and Equivalents	$ (233,565)	(1)
Accounts Receivable Trade	6,578,008
Contracts in progress	228,569
Intercompany receivable, net	-
Income tax receivable	288,497
Deferred income taxes	-
Other current assets	14,876,862	(2)
TOTAL CURRENT ASSETS	21,738,371
PROPERTY AND EQUIPMENT
Property and equipment	238,430,868
Less - Accumulated depreciation	(109,867,300)
TOTAL PROPERTY & EQUIPMENT	128,563,568	(3)
OTHER ASSETS
Deferred drydock costs, net	5,729,103
Investments in subsidiaries	64,330,823
Other assets, net	6,530,908	(4)
TOTAL OTHER ASSETS	76,590,834
TOTAL ASSETS	$ 226,892,773

	BOOK VALUE AT END OF
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
Accounts Payable	$ 2,708,769
Advanced billings on contracts	54,860
Accrued liabilities	11,317,551	(5)
Income tax payable	-
Current maturities of long-term debt	-
Intercompany payable, net	181,920,148	(6)
TOTAL CURRENT LIABILITIES	196,001,328
OTHER LIABILITIES
Long-term debt	-
Deferred income taxes	-
Other long-term liabilities	917,597
LIABILITIES NOT SUBJECT TO COMPROMISE	196,918,925
LIABILITIES SUBJECT TO COMPROMISE (Prepetition)
Liabilities subject to compromise	27,448,526	(7)

TOTAL LIABILITIES	224,367,451
OWNER EQUITY
Common stock	-
Additional Paid-In Capital	643,543,463
Accumulated other comprehensive loss	-
Retained earnings - prepetition	(621,616,586)
Retained earnings - postpetition	(19,401,555)
NET OWNER EQUITY	2,525,322
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 226,892,773

(1)  The Operating and Checking and Payroll Accounts of Cal Dive Offshore Contractors, Inc. are zero balance accounts and are funded by the Holding Account of Cal Dive International, Inc.  The negative cash balance represents outstanding checks written on the accounts which will be funded by the Holding Account. Balance includes petty cash of $1,692.

(2) Comprised of:
Assets held for sale	$ 6,694,096
Current note receivable	1,971,131
Prepaids	2,745,388
Insurance receivable	2,640,341
Prepaid insurance	511,825
Other	314,081
Total	$ 14,876,862

(3)  Cal Dive Offshore Contractors, Inc. entered into a Purchase and Sale Agreement to sell marine vessel The Atlantic on May 1, 2015 and received approval to sell The Atlantic on May 27, 2015 pursuant to the Bankruptcy Court's Order. The decrease from prior month reflects the sale and disposal of The Atlantic.

(4) Comprised of:
Long term notes receivable	$ 4,167,908
Equity investment	2,363,000
Total	$ 6,530,908

(5) Comprised of:
Accrued payroll and benefits	$ 1,455,332
Accrued job costs	2,837,288
Accrued professional fees	5,362,428
Accrued taxes other than income taxes	918,213
Other	744,290
Total	$ 11,317,551

(6) Represents:
Intercompany balance due from (to) debtor affiliate	$ (158,581,278)
Intercompany balance due from (to) non-debtor affiliate	(23,338,870)
Total	$ (181,920,148)

(7) Comprised of:
Accounts payable	$ 19,901,113
Accrued liabilities	7,547,413
Total	$ 27,448,526

In re: Affiliated Marine Contractors, Inc.	Case No. 15-10460
Debtor	Reporting Period: May 31, 2015

BALANCE SHEET

The Balance Sheet is completed on an accrual basis only. Prepetition liabilities are classified separately from postpetition obligations.

BOOK VALUE AT END OF
ASSETS	CURRENT REPORTING MONTH
CURRENT ASSETS
Cash and Equivalents	$ -
Accounts Receivable Trade	-
Contracts in progress	-
Intercompany receivable, net	-
Income tax receivable	-
Deferred income taxes	-
Other current assets	-
TOTAL CURRENT ASSETS	-
PROPERTY AND EQUIPMENT
Property and equipment	-
Less - Accumulated depreciation	-
TOTAL PROPERTY & EQUIPMENT	-
OTHER ASSETS
Deferred drydock costs, net	-
Investments in subsidiaries	-
Other assets, net	-
TOTAL OTHER ASSETS	-
TOTAL ASSETS	$ -

BOOK VALUE AT END OF
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
Accounts Payable	$ -
Advanced billings on contracts	-
Accrued liabilities	-
Income tax payable	212,627
Current maturities of long-term debt	-
Intercompany payable, net	223,206	(1)
TOTAL CURRENT LIABILITIES	435,833
OTHER LIABILITIES
Long-term debt	-
Deferred income taxes	-
Other long-term liabilities	-
LIABILITIES NOT SUBJECT TO COMPROMISE	435,833
LIABILITIES SUBJECT TO COMPROMISE (Prepetition)
Liabilities subject to compromise	-

TOTAL LIABILITIES	435,833
OWNER EQUITY
Common stock	-
Additional Paid-In Capital	10
Accumulated other comprehensive loss	-
Retained earnings - prepetition	(435,843)
Retained earnings - postpetition	-
NET OWNER EQUITY	(435,833)
TOTAL LIABILITIES AND OWNERS' EQUITY	$ -

Notes:
(1) Represents:
Intercompany balance due from (to) debtor affiliate	$ (33,379,517)
Intercompany balance due from (to) non-debtor affiliate	33,156,311
Total	$ (223,206)

In re: Fleet Pipeline Services, Inc.	Case No. 15-10461
Debtor	Reporting Period: May 31, 2015

BALANCE SHEET

The Balance Sheet is completed on an accrual basis only. Prepetition liabilities are classified separately from postpetition obligations.

BOOK VALUE AT END OF
ASSETS	CURRENT REPORTING MONTH
CURRENT ASSETS
Cash and Equivalents	$ -
Accounts Receivable Trade	-
Contracts in progress	-
Intercompany receivable, net	576,546	(1)
Income tax receivable	-
Deferred income taxes	-
Other current assets	-
TOTAL CURRENT ASSETS	576,546
PROPERTY AND EQUIPMENT
Property and equipment	-
Less - Accumulated depreciation	-
TOTAL PROPERTY & EQUIPMENT	-
OTHER ASSETS
Deferred drydock costs, net	-
Investments in subsidiaries	-
Other assets, net	-
TOTAL OTHER ASSETS	-
TOTAL ASSETS	$ 576,546

BOOK VALUE AT END OF
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
Accounts Payable	$ -
Advanced billings on contracts	-
Accrued liabilities	-
Income tax payable	-
Current maturities of long-term debt	-
Intercompany payable, net	-
TOTAL CURRENT LIABILITIES	-
OTHER LIABILITIES
Long-term debt	-
Deferred income taxes	-
Other long-term liabilities	-
LIABILITIES NOT SUBJECT TO COMPROMISE	-
LIABILITIES SUBJECT TO COMPROMISE (Prepetition)
Liabilities subject to compromise	-

TOTAL LIABILITIES	-
OWNER EQUITY
Common stock	-
Additional Paid-In Capital	10
Accumulated other comprehensive loss	-
Retained earnings - prepetition	576,536
Retained earnings - postpetition	-
NET OWNER EQUITY	576,546
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 576,546

Notes:
(1) Represents:
Intercompany balance due from (to) debtor affiliate	$ (1,114,308)
Intercompany balance due from (to) non-debtor affiliate	1,690,854
Total	$ 576,546

In re: CDI Renewables, LLC	Case No. 15-10462
Debtor	Reporting Period: May 31, 2015
BALANCE SHEET

The Balance Sheet is completed on an accrual basis only. Prepetition liabilities are classified separately from postpetition obligations.

BOOK VALUE AT END OF
ASSETS	CURRENT REPORTING MONTH
CURRENT ASSETS
Cash and Equivalents	$ -
Accounts Receivable Trade	-
Contracts in progress	-
Intercompany receivable, net	-
Income tax receivable	-
Deferred income taxes	-
Other current assets	-
TOTAL CURRENT ASSETS	-
PROPERTY AND EQUIPMENT
Property and equipment	-
Less - Accumulated depreciation	-
TOTAL PROPERTY & EQUIPMENT	-
OTHER ASSETS
Deferred drydock costs, net	-
Investments in subsidiaries	-
Other assets, net	-
TOTAL OTHER ASSETS	-
TOTAL ASSETS	$ -

BOOK VALUE AT END OF
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
Accounts Payable	$ -
Advanced billings on contracts	-
Accrued liabilities	-
Income tax payable	-
Current maturities of long-term debt	-
Intercompany payable, net	-
TOTAL CURRENT LIABILITIES	-
OTHER LIABILITIES
Long-term debt	-
Deferred income taxes	-
Other long-term liabilities	-
LIABILITIES NOT SUBJECT TO COMPROMISE	-
LIABILITIES SUBJECT TO COMPROMISE (Prepetition)
Liabilities subject to compromise	-

TOTAL LIABILITIES	-
OWNER EQUITY
Common stock	-
Additional Paid-In Capital	-
Accumulated other comprehensive loss	-
Retained earnings - prepetition	-
Retained earnings - postpetition	-
NET OWNER EQUITY	-
TOTAL LIABILITIES AND OWNERS' EQUITY	$ -

In re: Gulf Offshore Construction, Inc.	Case No. 15-10463
Debtor	Reporting Period: May 31, 2015

BALANCE SHEET

The Balance Sheet is completed on an accrual basis only. Prepetition liabilities are classified separately from postpetition obligations.

BOOK VALUE AT END OF
ASSETS	CURRENT REPORTING MONTH
CURRENT ASSETS
Cash and Equivalents	$ 10
Accounts Receivable Trade	2,486,007
Contracts in progress	-
Intercompany receivable, net	2,969,455	(1)
Income tax receivable	-
Deferred income taxes	-
Other current assets	-
TOTAL CURRENT ASSETS	5,455,472
PROPERTY AND EQUIPMENT
Property and equipment	-
Less - Accumulated depreciation	-
TOTAL PROPERTY & EQUIPMENT	-
OTHER ASSETS
Deferred drydock costs, net	-
Investments in subsidiaries	-
Other assets, net	-
TOTAL OTHER ASSETS	-
TOTAL ASSETS	$ 5,455,472

BOOK VALUE AT END OF
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH
LIABILITIES AND OWNER EQUITY
Accounts Payable	$ -
Advanced billings on contracts	1,158,009
Accrued liabilities	-
Income tax payable	-
Current maturities of long-term debt	-
Intercompany payable, net	-
TOTAL CURRENT LIABILITIES	1,158,009
OTHER LIABILITIES
Long-term debt	-
Deferred income taxes	-
Other long-term liabilities	-
LIABILITIES NOT SUBJECT TO COMPROMISE	1,158,009
LIABILITIES SUBJECT TO COMPROMISE (Prepetition)
Liabilities subject to compromise	-

TOTAL LIABILITIES	1,158,009
OWNER EQUITY
Common stock	-
Additional Paid-In Capital	10
Accumulated other comprehensive loss	-
Retained earnings - prepetition	4,214,556
Retained earnings - postpetition	82,897
NET OWNER EQUITY	4,297,463
TOTAL LIABILITIES AND OWNERS' EQUITY	$ 5,455,472

-
Notes:
(1) Represents:
Intercompany balance due from (to) debtor affiliate	$ 3,245,792
Intercompany balance due from (to) non-debtor affiliate	(276,337)
Total	$ 2,969,455

In re: Cal Dive International, Inc.				Case No. 15-10458
Debtor				Reporting Period: May 31, 2015

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income	$ 1,356,836	$ (893,441)	$ -			$ 463,395	(1)
Other:
Total Federal Taxes	$ 1,356,836	$ (893,441)	$ -			$ 463,395
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	$ -	$ -	$ -			$ -
Total Taxes	$ 1,356,836	$ (893,441)	$ -			$ 463,395

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						$ -
Wages Payable						$ -
Other:						$ -
Total Postpetition Debts	$ -	$ -	$ -	$ -	$ -	$ -

Notes:
(1) Represents current expected alternative minimum tax payable for fiscal year 2015.

In re: Cal Dive Offshore Contractors, Inc.				Case No. 15-10459
Debtor				Reporting Period: May 31, 2015

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding	$ -	$ 372,375	$ (286,770)	5/15/15, 5/18/15 and 5/27/15	EFT	$ 85,605
FICA-Employee	-	164,470	(130,001)	5/15/15, 5/18/15 and 5/27/15	EFT	34,469
FICA-Employer	-	164,032	(129,784)	5/15/15, 5/18/15 and 5/27/15	EFT	34,249
Unemployment	137	224	-			361
Foreign Based US Employee Tax Equalization	139,739	22,759	-			162,498
Other:	-	-	-			-
Total Federal Taxes	$ 139,876	$ 723,860	$ (546,554)			$ 317,182
State and Local
Withholding	$ -	$ 30,367	$ -			$ 30,367
Sales	52,433	-	-			52,433
Excise	-	-	-			-
Unemployment	5,456	5,287	-			10,742
Personal Property	726,562	-	-			726,562
Franchise	81,442	16,667	-			98,109
Other:	(2,494)	2,494	-			-
Total State and Local	863,398	54,815	-			918,213
Total Taxes	$ 1,003,274	$ 778,675	$ (546,554)			$ 1,235,395	(1)

SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$ 1,540,215	$ 878,822	$ 273,532	$ 16,199	$ -	$ 2,708,769
Wages Payable	754,120	-	-	-	-	$ 754,120	(1)
Other: Accrued Liabilities	3,965,609	-	-	-	-	$ 3,965,609	(1)
Other: Professional Fees	2,182,918	2,457,247	722,263	-	-	$ 5,362,428	(1)
Total Postpetition Debts	$ 8,442,862	$ 3,336,069	$ 995,795	$ 16,199	$ -	$ 12,790,926

Notes:
(1) Sum of these equal $11,317,552 (Accrued Liabilities) on the balance sheet.

In re: Affiliated Marine Contractors, Inc.				Case No. 15-10460
Debtor				Reporting Period: May 31, 2015

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income	$ 212,627	$ -	$ -			$ 212,627
Other:
Total Federal Taxes	$ 212,627	$ -	$ -			$ 212,627
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	$ -	$ -	$ -			$ -
Total Taxes	$ 212,627	$ -	$ -			$ 212,627

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						$ -
Wages Payable						$ -
Other:						$ -
Total Postpetition Debts	$ -	$ -	$ -	$ -	$ -	$ -

In re: Fleet Pipeline Services, Inc.				Case No. 15-10461
Debtor				Reporting Period: May 31, 2015

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	$ -	$ -	$ -			$ -
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	$ -	$ -	$ -			$ -
Total Taxes	$ -	$ -	$ -			$ -

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						$ -
Wages Payable						$ -
Other:						$ -
Total Postpetition Debts	$ -	$ -	$ -	$ -	$ -	$ -

In re: CDI Renewables, LLC				Case No. 15-10462
Debtor				Reporting Period: May 31, 2015

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	$ -	$ -	$ -			$ -
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	$ -	$ -	$ -			$ -
Total Taxes	$ -	$ -	$ -			$ -

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						$ -
Wages Payable						$ -
Other:						$ -
Total Postpetition Debts	$ -	$ -	$ -	$ -	$ -	$ -

In re: Gulf Offshore Construction, Inc.				Case No. 15-10463
Debtor				Reporting Period: May 31, 2015

STATUS OF POSTPETITION TAXES

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	$ -	$ -	$ -			$ -
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local	$ -	$ -	$ -			$ -
Total Taxes	$ -	$ -	$ -			$ -

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable						$ -
Wages Payable						$ -
Other: Accrued Liabilities	$ -	$ -	$ -	$ -	$ -	$ -
Other						$ -
Total Postpetition Debts	$ -	$ -	$ -	$ -	$ -	$ -

In re: Cal Dive International, Inc.		Case No. 15-10458
In re: Cal Dive Offshore Contractors, Inc.		Case No. 15-10459
In re: Affiliated Marine Contractors, Inc.		Case No. 15-10460
In re: Fleet Pipeline Services, Inc.		Case No. 15-10461
In re: CDI Renewables, LLC		Case No. 15-10462
In re: Gulf Offshore Construction, Inc.		Case No. 15-10463
Debtor		Reporting Period: May 31, 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Other Debtors (1)	GOCI	CDOCI
Accounts Receivable Reconciliation	Amount	Amount	Amount
Total Accounts Receivable at the beginning of the reporting period	$ -	$ 15,830,007	$ 9,284,160
+ Amounts billed during the period	-	-	1,809,012
- Credit memo issued during the period	-	-	(384,019)	(2)
- Amounts collected during the period	-	-	(1,291,117)
Total Accounts Receivable at the end of the reporting period	$ -	$ 15,830,007	$ 9,418,036

Accounts Receivable Aging	Amount	Amount	Amount
0 - 30 days old	$ -	$ -	$ 2,017,339
31 - 60 days old	-	-	1,521,822
61 - 90 days old	-	862,548	5,532,616
91+ days old	-	14,967,460	346,259
Total Accounts Receivable	-	15,830,007	9,418,036
Amount considered uncollectible (Bad Debt)	-	13,344,000	2,840,028
Accounts Receivable (Net)	$ -	$ 2,486,007	$ 6,578,008

DEBTOR QUESTIONNAIRE (3)

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X		(4)
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

Notes:
(1) The other Debtors are Cal Dive International, Inc. 15-10458, Affiliated Marine Contractors, Inc. 15-10460, Fleet Pipeline Services, Inc. 15-10461, and CDI Renewables, LLC 15-10462.

(2) Credit memo to reflect client direct payment to accounts payable vendors on client project per right of offset provisions in contract. Offsetting reduction is recorded in prepetition liabilities on balance sheet.

(3) Answers to Debtor Questionnaire are the same for all six Debtors, other than the response to Question 1, which only applies to Cal Dive Offshore Contractors, Inc. See note 4 below for further detail.

(4) Cal Dive Offshore Contractors, Inc. entered into a Purchase and Sale Agreement (the "PSA") to sell marine vessel The Atlantic on May 1, 2015 and received approval to enter into the PSA and sell The Atlantic on May 27, 2015 pursuant to the Bankruptcy Court's Order (I) Authorizing Cal Dive Offshore Contractors, Inc. to Sell The Atlantic and Related Assets Free and Clear of All Liens, Claims and Encumbrances and (ii) Granting Related Relief [D.I. 394].